UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2015

HK Graphene Technology Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-1380412	20-5308449
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

Effective as of October 1, 2015, the Cooperation Agreement, dated as of December 7, 2014, between HK Graphene Technology Corporation, a Nevada corporation (the “Company”), and Yunfeng Lu, an individual, has been terminated in accordance with the Termination Agreement attached hereto as Exhibit 10.1 and hereby incorporated by reference in its entirety into this Item 1.02.

Item 5.01

Changes in Control of the Registrant.

Reference is made to that certain Securities Purchase Agreement, dated as of October 1, 2015, between Yunfeng Lu and American Compass Inc., a California corporation (the “Purchaser”), attached hereto as Exhibit 10.2 and hereby incorporated in its entirety into this Item 5.01 (the “Purchase Agreement”).

In accordance with the Purchase Agreement, Yunfeng Lu will sell to the Purchaser Three Thousand Six Hundred Eighty-Three (3,683) shares (the “Shares”) of the Company’s Series B Convertible Preferred Stock (the “Transaction”) for an aggregate purchase price of Three Hundred Thirty-six Thousand Six Hundred and Sixty-seven United States Dollars ($336,667).  The Transaction is scheduled to close on or before October 31, 2015 (the “Closing”).  The Purchaser has advised the Company that it will use funds from its operating capital to purchase the Shares.

Effective as of the Closing, the Purchaser will be the beneficial owner of approximately 99.9% of the Company’s issued and outstanding capital stock on a fully-diluted as-converted basis.

The Shares constitute “restricted securities” within the meaning of Rule 144 of the Securities Act of 1933, as amended (the “Act”), and may not be sold, pledged, or otherwise disposed of by the Purchaser without restriction under the Act and applicable state securities laws.

The Purchaser has not advised the Company of any plans to appoint new directors to the Company’s Board of Directors or to make any changes to the Company’s management or operations.

As a result of the Closing, there will be a change of control of the Company.  The Company was a shell company immediately before the change in control, and remains a shell company following the change in control.  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission in the Company’s Registration Statement on Form SB-2, filed on January 23, 2007, as amended on February 13, 2007, as supplemented and updated by: (a) the Annual Reports on Form 10-K, filed on April 15, 2014 and April 3, 2015; (b) the Quarterly Reports on Form 10-Q filed on May 20, 2014, August 19, 2014, November 19, 2014, May 20, 2015 and August 19, 2015 and (c) the information contained in this report.

Item 9.01

Exhibits

Exhibit  No.

Description

10.1

Termination Agreement, effective as of October 1, 2015

10.2

Securities Purchase Agreement, effective as of October 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2015	HK Graphene Technology Corporation /s/ Jianguo Xu
Jianguo Xu Chief Executive Officer